Exhibit 99.1

For Immediate Release

HARMONIC ANNOUNCES THIRD QUARTER 2012 RESULTS

SAN JOSE, Calif. – October 23, 2012 – Harmonic Inc. (NASDAQ: HLIT), a global leader in video infrastructure solutions, announced today its preliminary and unaudited results for the quarter ended September 28, 2012.

Net revenue for the third quarter of 2012 was $136.7 million, compared with $132.6 million for the second quarter of 2012 and $138.9 million for the third quarter of 2011.

Total bookings in the third quarter of 2012 were approximately $128.7, compared with $141.4 million for the third quarter of 2011. Total backlog and deferred revenue was $137.7 million as of September 28, 2012, compared with $125.4 million as of September 30, 2011.

The company reported a GAAP net loss for the third quarter of 2012 of $(8.2) million, or $(0.07) per share, compared with a GAAP net income for the third quarter of 2011 of $3.5 million or $0.03 per share. Non-GAAP net income for the third quarter of 2012 was $8.1 million, or $0.07 per share, compared with $12.7 million, or $0.11 per share for the third quarter of 2011. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Net Income (Loss) Reconciliation” below.

Harmonic reported GAAP gross margins of 44% and GAAP operating margins of (1)% for the third quarter of 2012, compared to 46% and 3%, respectively, for the same period of 2011. Non-GAAP gross margins were 48% and non-GAAP operating margins were 8% for the third quarter of 2012, compared to 51% and 12%, respectively, for the same period of 2011.

As of September 28, 2012, the Company had cash, cash equivalents and short-term investments of $192.0 million, an increase from $177.8 million as of June 29, 2012. The company generated approximately $22.0 million of cash from operations in the third quarter of 2012, and repurchased 1.65 million shares of common stock for approximately $7.4 million under its previously announced stock repurchase program.

“Harmonic delivered sequential revenue and earnings growth, and more than $20 million of cash from operations, in what continues to be a challenging economic environment,” said Patrick Harshman, President and Chief Executive Officer. “Our competitive position remains strong, and we believe we gained market share in both domestic and international markets. We also made significant progress on new product developments that position Harmonic to capitalize on the next wave of investment by our customers, including cable access (CCAP), high efficiency video coding (HEVC) for next-generation Internet-delivered and Ultra HD video, and a further strengthened solution portfolio enabling multiscreen video services.”

Business Outlook

Harmonic anticipates net revenue in the range of $132 million to $142 million for the fourth quarter of 2012. GAAP gross margins and operating expenses for the fourth quarter of 2012 are expected to be in the range of 44% to 46% and $60 million to $61.5 million, respectively. Non-GAAP gross margins and operating expenses for the fourth quarter of 2012, which will exclude stock-based compensation and the amortization of intangibles, are anticipated to be in the range of 48% to 50% and $55 million to $56.5 million, respectively.

Conference Call Information

Harmonic will host a conference call to discuss its financial results at 2:00 P.M. Pacific (5:00 P.M. Eastern) on Tuesday, October 23, 2012. A listen-only broadcast of the conference call can be accessed either from the Company’s website at www.harmonicinc.com or by calling +1.847.944.7317 or +1.866.297.6395 (conference confirmation number 33516255). The replay will be available after 6:00 P.M. Pacific at the same website address or by calling +1.630.652.3042 or +1.888.843.7419 (pass code 33516255#).

About Harmonic Inc.

Harmonic Inc. (NASDAQ: HLIT) provides infrastructure that powers the video economy. The company enables content and service providers to efficiently create, prepare, and deliver differentiated video services for television and new media platforms. More information is available at www.harmonicinc.com.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations: regarding our final results for the third quarter ended September 28, 2012; , regarding the challenging economic environment; regarding our strong competitive position; regarding gains in market share in domestic and international markets; regarding significant progress on new product developments that position Harmonic to capitalize on the next wave of investment by its customers; and regarding net revenue, GAAP gross margins, GAAP operating expenses, non-GAAP gross margins and non-GAAP operating expenses for the fourth quarter of 2012. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility, in no particular order, that: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions, including as a result of recent turmoil in the global financial markets, particularly on our European and other international sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of new or existing Harmonic products; losses of one or more key customers; risks associated with Harmonic’s international operations; dependence on market acceptance of several broadband services, on the adoption of new broadband technologies and on broadband industry trends; and inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in Harmonic’s markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on Harmonic’s business of natural disasters; and the risks that our international sales and support center will not provide the operational or tax benefits that we anticipate or that its expenses exceed our plans. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2011 and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Editor’s Note: Product and company names used herein are trademarks or registered trademarks of their respective owners.

Harmonic Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

	September 28, 2012	December 31, 2011
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$103,235	$90,983
Short-term investments	88,747	70,854
Accounts receivable, net	94,638	109,886
Inventories	68,269	70,649
Deferred income taxes	29,897	28,032
Prepaid expenses and other current assets	19,178	21,474

Total current assets	403,964	391,878
Property and equipment, net	39,121	40,469
Goodwill, intangibles and other assets	280,415	301,819

Total assets	$723,500	$734,166

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30,915	$30,537
Income taxes payable	1,122	2,290
Deferred revenue	34,660	33,095
Accrued liabilities	39,922	46,896

Total current liabilities	106,619	112,818
Income taxes payable, long-term	46,972	47,307
Deferred income taxes, long-term	4,148	655
Other non-current liabilities	12,453	9,070

Total liabilities	170,192	169,850

Stockholders’ equity:
Common stock	2,437,655	2,433,280
Accumulated deficit	(1,883,830)	(1,868,089)
Accumulated other comprehensive loss	(517)	(875)

Total stockholders’ equity	553,308	564,316

Total liabilities and stockholders’ equity	$723,500	$734,166

Harmonic Inc.

Condensed Consolidated Statement of Operations

(Unaudited)

	Three months ended		Nine months ended
	September 28, 2012	September 30, 2011	September 28, 2012	September 30, 2011
	(In thousands, except per share amounts)
Net revenue	$136,682	$138,871	$397,037	$405,702
Cost of revenue	76,778	74,910	225,893	218,058

Gross profit	59,904	63,961	171,144	187,644
Operating expenses:
Research and development	26,524	25,638	79,994	77,449
Selling, general and administrative	32,150	32,254	96,603	98,361
Amortization of intangibles	2,179	2,229	6,548	6,688

Total operating expenses	60,853	60,121	183,145	182,498

Income (loss) from operations	(949)	3,840	(12,001)	5,146
Interest and other income (expense), net	(36)	471	482	231

Income (loss) before income taxes	(985)	4,311	(11,519)	5,377
Provision for income taxes	7,245	765	4,222	925

Net income (loss)	$(8,230)	$3,546	$(15,741)	$4,452

Net income (loss) per share:
Basic	$(0.07)	$0.03	$(0.13)	$0.04

Diluted	$(0.07)	$0.03	$(0.13)	$0.04

Weighted average shares:
Basic	116,517	115,791	116,946	114,855
Diluted	116,517	116,208	116,946	116,005

Harmonic Inc.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

	Nine months ended
	September 28, 2012	September 30, 2011
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$(15,741)	$4,452
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of intangibles	22,004	22,767
Depreciation	11,337	10,306
Stock-based compensation	14,122	16,099
Net loss (gain) on disposal of fixed assets	(57)	450
Deferred income taxes	1,627	(2,218)
Provision for excess and obsolete inventory	2,466	2,757
Allowance for doubtful accounts, returns and discounts	216	2,646
Other non-cash adjustments, net	617	564
Changes in assets and liabilities:
Accounts receivable	15,036	(17,429)
Inventories	(85)	(9,914)
Prepaid expenses and other assets	1,847	7,176
Accounts payable	364	5,117
Deferred revenue	3,307	(9,610)
Income taxes payable	(1,482)	(5,927)
Accrued and other liabilities	(5,352)	(6,847)

Net cash provided by operating activities	50,226	20,389

Cash flows from investing activities:
Purchases of investments	(94,123)	(76,164)
Proceeds from sales and maturities of investments	75,362	33,770
Acquisition of property and equipment	(9,850)	(12,373)
Other acquisitions	—	(250)

Net cash used in investing activities	(28,611)	(55,017)

Cash flows from financing activities:
Payments for repurchase of common stock	(14,388)	—
Proceeds from issuance of common stock, net	4,922	13,301

Net cash provided by (used in) financing activities	(9,466)	13,301

Effect of exchange rate changes on cash and cash equivalents	103	29

Net increase (decrease) in cash and cash equivalents	12,252	(21,298)
Cash and cash equivalents at beginning of period	90,983	96,533

Cash and cash equivalents at end of period	$103,235	$75,235

Harmonic Inc.

Revenue Information

(Unaudited)

	Three months ended				Nine months ended
	September 28, 2012		September 30, 2011		September 28, 2012		September 30, 2011
			(In thousands, except percentages)
Product
Video Processing	$49,899	37%	$57,027	41%	$161,880	41%	$172,310	42%
Production and Playout	23,786	17%	26,619	19%	65,327	16%	73,005	18%
Edge and Access	40,084	29%	38,308	28%	110,484	28%	109,662	27%
Services and Support	22,913	17%	16,917	12%	59,346	15%	50,725	13%

Total	$136,682	100%	$138,871	100%	$397,037	100%	$405,702	100%

Geography
United States	$57,357	42%	$68,718	49%	$179,558	45%	$183,250	45%
International	79,325	58%	70,153	51%	217,479	55%	222,452	55%

Total	$136,682	100%	$138,871	100%	$397,037	100%	$405,702	100%

Market
Cable	$67,593	50%	$62,722	45%	$193,580	48%	$182,784	45%
Satellite and Telco	27,997	20%	33,974	25%	81,726	21%	97,319	24%
Broadcast and Media	41,092	30%	42,175	30%	121,731	31%	125,599	31%

Total	$136,682	100%	$138,871	100%	$397,037	100%	$405,702	100%

Use of Non-GAAP Financial Measures

In establishing operating budgets, managing its business performance, and setting internal measurement targets, the Company excludes a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margin, operating expenses, net income and net income per share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements contained in this presentation. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are excess facilities and severance charges and non-cash items, such as stock-based compensation expense, amortization of intangibles, and discrete tax items and adjustments.

Harmonic Inc.

GAAP to Non-GAAP Net Income (Loss) Reconciliation

(Unaudited)

	Three months ended
	September 28, 2012			September 30, 2011
	Gross Profit	Operating Expense	Net Income (Loss)	Gross Profit	Operating Expense	Net Income
	( In thousands, except per share amounts)
GAAP	$59,904	$60,853	$(8,230)	$63,961	$60,121	$3,546
Cost of revenue related to stock-based compensation expense	702	—	702	843	—	843
Research and development expense related to stock-based compensation expense	—	(1,512)	1,512	—	(1,658)	1,658
Selling, general and administrative expense related to stock-based compensation expense	—	(2,406)	2,406	—	(2,504)	2,504
Amortization of intangibles	5,048	(2,179)	7,227	5,446	(2,229)	7,675
Discrete tax items and adjustments	—	—	4,529	—	—	(3,483)

Non-GAAP	$65,654	$54,756	$8,146	$70,250	$53,730	$12,743

GAAP net income (loss) per share - basic			$(0.07)			$0.03

GAAP net income (loss) per share - diluted			$(0.07)			$0.03

Non-GAAP net income per share - basic			$0.07			$0.11

Non-GAAP net income per share - diluted			$0.07			$0.11

Shares used in per share calculation - basic			116,517			115,791

Shares used in per share calculation - diluted, GAAP			116,517			116,208

Shares used in per share calculation - diluted, non-GAAP			116,918			116,208

	Nine months ended
	September 28, 2012			September 30, 2011
	Gross Prof it	Operating Expense	Net Income ( Loss)	Gross Profit	Operating Expense	Net Income
	( In thousands, except per share amounts)
GAAP	$171,144	$183,145	$(15,741)	$187,644	$182,498	$4,452
Cost of revenue related to stock-based compensation expense	2,301	—	2,301	2,352	—	2,352
Research and development expense related to stock-based compensation expense	—	(4,947)	4,947	—	(5,265)	5,265
Selling, general and administrative expense related to stock-based compensation expense	—	(6,874)	6,874	—	(8,482)	8,482
Selling, general and administrative expense related to excess facility costs, severance costs and other non-recurring expenses	—	—	—	—	(409)	409
Amortization of intangibles	15,456	(6,548)	22,004	16,079	(6,688)	22,767
Discrete tax items and adjustments	—	—	(1,932)	—	—	(10,238)

Non-GAAP	$188,901	$164,776	$18,453	$206,075	$161,654	$33,489

GAAP net income (loss) per share - basic			$(0.13)			$0.04

GAAP net income (loss) per share - diluted			$(0.13)			$0.04

Non-GAAP net income per share - basic			$0.16			$0.29

Non-GAAP net income per share - diluted			$0.16			$0.29

Shares used in per share calculation - basic			116,946			114,855

Shares used in per share calculation - diluted, GAAP			116,946			116,005

Shares used in per share calculation - diluted, non-GAAP			117,512			116,005

CONTACTS:

Carolyn V. Aver	Michael Bishop
Chief Financial Officer	Investor Relations contact for
Harmonic Inc.	Harmonic Inc.
+1.408.542.2500	+1.408.542.2760

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